FINANCE COSTS—NET (Tables)	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Schedule of Finance Costs—Net

	Three months ended June 30,		Six months ended June 30,
(in millions of Euros)	2023	2022	2023	2022
Interest expense on borrowings (A)	(25)	(24)	(49)	(46)
Interest expense on leases	(2)	(3)	(5)	(5)
Interest cost on pension and other benefits	(4)	(2)	(8)	(5)
Expenses on factoring arrangements	(5)	(4)	(10)	(6)
Realized and unrealized gains on debt derivatives at fair value (B)	4	1	4	1
Realized and unrealized exchange losses on financing activities - net (B)	(3)	—	(2)	—
Other finance expenses	(1)	—	(2)	(1)
Capitalized borrowing costs (C)	1	—	2	—
Finance expenses	(35)	(32)	(70)	(62)
Finance costs - net	(35)	(32)	(70)	(62)
(A)For the six months ended June 30, 2023 and 2022, interest expense on borrowings included €38 million and €39 million of interest, respectively and €2 million of amortization of arrangement fees related to Constellium SE Senior Notes.
(B)The Group hedges the dollar exposure, relating to the principal of its Constellium SE U.S. Dollar Senior Notes, for the portion that has not been used to finance directly or indirectly U.S. Dollar functional currency entities. Changes in the fair value of these hedging derivatives are recognized within Finance costs – net in the Interim Income Statement.
(C)Borrowing costs directly attributable to the construction of assets are capitalized. The capitalization rate was 5% for the six months ended June 30, 2023 and 2022.